Administrative Office
4333 Edgewood Road NE
Cedar Rapids, IA 52499

February 29, 2012

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	Merrill Lynch Life Variable Annuity Separate Account
Merrill Lynch Portfolio Plus - Registration No. 33-43052 and No. 33-43053

Commissioners:

Transamerica Advisors Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended December 31, 2011, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Filings:

BlackRock Variable Series Funds, Inc.

BlackRock Balanced Capital V.I. Fund, SEC File No.: 811-03290

BlackRock Basic Value V.I. Fund, SEC File No.: 811-03290

BlackRock Global Allocation V.I. Fund, SEC File No.: 811-03290

BlackRock Global Opportunities V.I. Fund, SEC File No.: 811-03290

BlackRock High Yield V.I. Fund, SEC File No.: 811-03290

BlackRock International V.I. Fund, SEC File No.: 811-03290

BlackRock Large Cap Core V.I. Fund, SEC File No.: 811-03290

BlackRock Money Market V.I. Fund, SEC File No.: 811-03290

BlackRock S&P 500 Index V.I. Fund, SEC File No.: 811-03290

BlackRock Total Return V.I. Fund, SEC File No.: 811-03290

BlackRock Value Opportunities V.I. Fund, SEC File No.: 811-03290

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

Transamerica Advisors Life Insurance Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Vice President